SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement.

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  Bluefly, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          1)   Title of each class of securities to which transaction applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                                  BLUEFLY, INC.
                               42 West 39th Street
                               New York, NY 10018

Dear Stockholder:

          You are cordially invited to attend the annual meeting of stockholders of Bluefly, Inc. (the "Company"), which will be held on May 19, 2006 at 11:00 a.m., at the Company's offices at 42 West 39th Street, 9th Floor, New York, New York. The formal Notice of Annual Meeting and Proxy Statement, fully describing the matters to be acted upon at the meeting, appear on the following pages.

          The matters scheduled to be considered at the meeting are the election of directors, the approval of an amendment to our certificate of incorporation to increase the number of authorized shares of common stock and the approval of certain anti-dilution adjustment provisions of our Series F Convertible Preferred Stock. The Board of Directors recommends a vote FOR all the proposals being presented at the meeting as being in the best interest of the Company and its stockholders. We urge you to read the Proxy Statement and give these proposals your careful attention before completing the enclosed proxy card.

          Your vote is important regardless of the number of shares you own. Please be sure you are represented at the meeting, whether or not you plan to attend, by signing, dating and mailing the proxy card promptly. A postage-paid return envelope is enclosed for your convenience.

          If you would like additional copies of the proxy material, or if you would like to ask questions about the proposals, you should contact our Investor Relations Department by telephone at (212)944-8000.

                                             Sincerely,


                                             ALAN KANE
                                             Chairman of the Board

                                  BLUEFLY, INC.
                               42 West 39th Street
                            New York, New York 10018

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 19, 2006

                                   ----------

          NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Bluefly, Inc. (the "Company") will be held at 11:00 a.m., local time, on May 19, 2006 at the Company's offices at 42 West 39th Street, 9th Floor, New York,
New York, for the following purposes:

     1. To elect six directors of the Company to hold office until the next annual meeting of stockholders.

     2. To approve an amendment to the Company's certificate of incorporation, which would increase the number of shares of common stock, par value $0.01 per share ("Common Stock"), the Company is authorized to issue from 92,000,000 to 152,000,000;

     3. To approve certain anti-dilution adjustment provisions of the Company's Series F Convertible Preferred Stock;

     4. To transact such other business as may properly come before the meeting.

          Only holders of record of the Company's Common Stock and the Company's Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock, Series E Convertible Preferred Stock and Series F Convertible Preferred Stock at the close of business on April 5, 2006 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. Such stockholders may vote in person or by proxy.

          WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE FILL IN, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors,


                                             ALAN KANE
                                             Chairman of the Board

April __ , 2006

                                  BLUEFLY, INC.
                               42 West 39th Street
                            New York, New York 10018

                                   ----------

                                 PROXY STATEMENT

          This Proxy Statement is furnished in connection with the solicitation by the board of directors (the "Board of Directors") of Bluefly, Inc., a Delaware corporation (the "Company"), of proxies to be used at the annual meeting of stockholders of the Company to be held at 11:00 a.m., local time, on May 19, 2006 at the Company's offices at 42 West 39th Street, 9th Floor, New York, New York, and at any adjournment thereof. The purposes of the meeting are:

     1. To elect six directors of the Company to hold office until the next annual meeting of stockholders;

     2. To approve an amendment (the "Charter Amendment") to the Company's certificate of incorporation, which would increase the number of shares of common stock, par value $0.01 per share ("Common Stock"), the Company is authorized to issue from 92,000,000 to 152,000,000;

     3. To approve certain anti-dilution adjustment provisions of the Company's Series F Convertible Preferred Stock (the "Series F Anti-Dilution Adjustment Provisions");

     4. To transact such other business as may properly come before the meeting.

          If proxy cards in the accompanying form are properly executed and returned, the shares of the Common Stock, Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock"), Series C Convertible Preferred Stock, par value $.01 per share (the "Series C Preferred Stock"), Series D Preferred Stock, par value $.01 per share (the "Series D Preferred Stock"), Series E Preferred Stock, par value $.01 per share (the "Series E Preferred Stock,") and Series F Preferred Stock, par value $.01 per share (the "Series F Preferred Stock," and, together with the Common Stock, the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock, the "Voting Stock"), represented thereby will be voted as instructed on the proxy. If no instructions are given, such shares will be voted (i) for the election as directors of the nominees of the Board of Directors named below;
(ii) for the approval of the Charter Amendment; (iii) for the approval of the Series F Anti-Dilution Adjustment Provisions; and (iv) in the discretion of the proxies named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof. Any proxy may be revoked by a stockholder of record prior to its exercise upon written notice to the Secretary of the Company, or by the vote of such stockholder cast in person at the meeting. The approximate date of mailing of this Proxy Statement and accompanying form of proxy is April 7, 2006.

                                     VOTING

          Holders of record Voting Stock as of the close of business on April 5, 2006 (the "Record Date") will be entitled to vote at the meeting or any adjournment thereof. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the stockholders at the meeting. Each share of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock entitles the holder thereof to the number of votes equal to the number of shares of Common Stock (rounded up to the nearest whole number) into which such share is convertible as of the Record Date. As of the Record Date: (a) each share of Series A Preferred Stock was convertible into approximately 8.6 shares of Common Stock, and therefore, entitles the holder thereof to nine votes on all matters to come before the meeting; (b) each share of Series B Preferred Stock was convertible into approximately 3.1 shares of Common Stock and, therefore, entitles the holder thereof to four votes on all matters to come before the meeting; (c) each share of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock was convertible into approximately 1,315.79 shares of Common Stock and, therefore, entitles the holder thereof to 1,316 votes on all matters to come before the meeting; and (d) each share of Series F Preferred Stock was convertible into approximately 431.05 shares of Common Stock and, therefore, entitles the holder thereof to 432 votes on all matters to come before the meeting, other than the approval of the Series F Anti-Dilution Adjustment Provisions, on which matter the holders of Series F Preferred Stock are not entitled to vote pursuant to the certificate of designations relating to the Series F Preferred Stock. None of the Voting Stock is entitled to cumulative voting.

          Holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. As of the Record Date, there were shares of Common Stock outstanding, each entitled to one vote, 460,000 shares of Series A Preferred Stock outstanding, each entitled to nine votes, 8,889,414 shares of Series B Preferred Stock, each entitled to four votes, 1,000 shares of Series C Preferred Stock, each entitled to 1,316 votes, 5,386.745 shares of Series D Preferred Stock, each entitled to 1,316 votes, 1,000 shares of Series E Preferred Stock, each entitled to 1,316 votes, and 3,857 shares of Series F Preferred Stock, each entitled to 432 votes. The total number of votes entitled to be cast at the meeting is, therefore, . Abstentions and so-called "broker non-votes" (instances in which brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

          The favorable vote of a majority of the votes cast by holders of shares of Voting Stock, (other than the Series F Preferred Stock) present in person or represented by proxy at the meeting, voting together as a class, is necessary to approve the Series F Anti-Dilution Adjustment Provisions; the favorable vote of a majority of the outstanding Voting Stock, voting together as a class, and a majority of the outstanding Common Stock, voting separately as a class, is necessary to approve the Charter Amendment; and the favorable vote of a plurality of the votes cast by holders of shares of Voting Stock, present in person or represented by proxy at the meeting, voting together as a class, is necessary to elect the nominees for the directors of the Company. Abstentions and broker non-votes will (a) not be counted as votes cast with respect to, and therefore will have no effect on, the election of directors and the approval of the Series F Anti-Dilution Adjustment Provisions; and (b) will act as votes against the Charter Amendment. The Board of Directors recommends a vote FOR each of the proposals set forth above.

                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS

          Six directors are to be elected at the meeting to serve until the next annual meeting of stockholders. The Board of Directors has recommended the persons named in the table below as nominees for election as directors. All such persons are presently directors of the Company. Unless otherwise specified in the accompanying proxy, the shares voted pursuant to it will be voted for the persons named below as nominees for election as directors. If, for any reason, at the time of the election, any of the nominees should be unable or unwilling to accept election, such proxy will be voted for the election, in such nominee's place, of a substitute nominee recommended by the Board of Directors. However, the Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director.

          The Board of Directors also includes two members who are not elected by the holders of the Common Stock, and whose election is, therefore, not to be considered at the meeting. One of these directors (the "Series A Preferred Designee") is elected by the holders of the Series A Preferred Stock, voting separately as a class, and the other (the "Series B Preferred Designee," and, together with the Series A Preferred Designee, the "Preferred Designees") is elected by the holders of the Series B Preferred Stock.

          The following information is supplied with respect to the nominees for election as directors of the Company and the Preferred Designees:

                   NOMINEES FOR DIRECTOR; PREFERRED DESIGNEES

                                                           DIRECTOR OF THE
NAME OF DIRECTOR                                    AGE     COMPANY SINCE
-----------------------------------------------   ------   ----------------
Alan Kane                                           64     2002 to present
Melissa Payner-Gregor                               47     2003 to present
Barry Erdos                                         62     2005 to present
Ann Jackson                                         54     2005 to present
Christopher G. McCann                               45     2005 to present
Martin Miller                                       76     1991 to present
Neal Moszkowski (Series A Preferred Designee)       40     1999 to present
David Wassong (Series B Preferred Designee)         35     2001 to present

Alan Kane has served as a director since August 2002 and became Chairman of the Board in August 2004. Since September 2005, Mr. Kane has been the Dean of the Business School at the Fashion Institute of Technology (FIT). In addition, since 1997, Mr. Kane has been the professor of retailing at the Columbia University Graduate School of Business. Before joining the Columbia Business School,
Mr. Kane spent 28 years in the retailing industry. His experience in the retailing industry includes the following: President and Chief Executive Officer of Grossman's Eastern Division, a building materials retailer, from 1993 to 1994, President and Chief Executive Officer of Pergament Home Centers, a home center retailer, from 1991 to 1993, Private Consultant in the retailing industry from 1987 to 1991, and President and Chief Executive Officer of Hahne & Company, a department store chain and division of May Company, from 1979 to 1987. He has also served as a member of the Board of Directors of Circuit City Stores, Inc. an electronics retailer, since 2003.

Melissa Payner-Gregor, has served as the Company's President since September 2003 and became Chief Executive Officer in August 2004. From December 2000 to March 2003, Ms. Payner-Gregor served as CEO and President of Spiegel Catalog. She was also a board member of The Spiegel Group, Inc. ("Spiegel") from December 2000 to March 2003. From 1997 to 2000, Ms. Payner-Gregor was the Senior Vice President of Merchandising and Advertising of Spiegel. Spiegel filed a plan of reorganization under Chapter 11 of the Federal Bankruptcy code in March 2003. From 1995 to 1997, Ms. Payner-Gregor was President and a board member of Chico FAS, Inc. Ms. Payner-Gregor has also held senior executive positions with Guess?, Inc., Pastille (a Division of Neiman Marcus) and Henri Bendel.

Barry Erdos has served as a director since February 2005. Since April 2004,
Mr. Erdos has served as President and Chief Operating Officer of Build a Bear Workshop, Inc., a specialty retailer of plush animals and related products.
Mr. Erdo has been a Director of Build a Bear Workshop, Inc. since July 2005. Mr. Erdos was the Chief Operating Officer and a director of Ann Taylor Stores Corporation and Ann Taylor Inc., a women's apparel retailer, from November 2001 to April 2004. He was Executive Vice President, Chief Financial Officer and Treasurer of Ann Taylor Stores Corporation and Ann Taylor Inc. from 1999 to 2001. Prior to that, he was Chief Operating Officer of J. Crew Group, Inc., a specialty retailer of apparel, shoes and accessories, from 1998 to 1999.

Ann Jackson has served as a director since August 2005. Ms. Jackson is currently the Chief Executive Officer of WRC Media, Inc. From 2003 to 2005 Ms. Jackson was a partner at private equity fund Ripplewood Holdings. From 1980 to 2003, Ms.Jackson worked in various departments and publications at Time, Inc. From 2002 to 2003, she served as Group President of InStyle, Real Simple, Parenting and Essence Magazines. She was the founding publisher of InStyle, which launched in 1994. During her tenure at Time, Inc., Ms. Jackson also held positions in corporate finance, direct mail for Time-Life Books Europe, served as business manager for Money Magazine and general manager for Sports Illustrated and People.

Christopher G. McCann has served as a director since February 2005. Since September 2000, Mr. McCann has been the President of 1-800-flowers, a leading retailer of floral products and other gifts, and prior to that was that company's Senior Vice President. Mr. McCann has been a Director of 1-800-flowers since inception. Mr. McCann serves on the board of directors of Neoware, Inc., a provider of software, services and solutions to enable thin client appliance computing, and is a member of the Board of Trustees of the Marist College.

Martin Miller has served as a director since July 1991. Since July 1999,
Mr. Miller has served as the President of The Terbell Group, Inc., a consulting company. From October 1997 to April 2003, Mr. Miller has been a partner in the Belvedere Fund, L.P., a fund of hedge funds.

Neal Moszkowski has served as a director since August 1999 and is the Series A Preferred Designee. Since April 2005, Mr. Moszkowski has been the Co-CEO of TowerBrook Capital Partners, L.P., ("TowerBrook") a private equity investment company based in the New York office. Prior to the formation of TowerBrook and since August 1998, Mr. Moszkowski was Co-Head of Soros Private Equity, a division of Soros Fund Management LLC and was a member of the Management Committee of Soros Fund Management LLC. Prior to joining Soros Private Equity, Mr. Moszkowski was an Executive Director of Goldman Sachs International and a Vice President of Goldman, Sachs & Co., an investment banking firm, in its Principal Investment Area. He joined Goldman, Sachs & Co. in August 1993.
Mr. Moszkowski is also a Director of Integra Life Sciences Holdings, Inc., a medical products company, Wellcare Health Plans, Inc., a managed care services provider and Jet Blue Airways Corporation, a low fare airline.

David Wassong has served as a director since February 2001 and is the Series B Preferred Designee. Mr. Wassong has been a partner of Soros Private Equity since June 1998. Prior to joining Soros Private Equity, from July 1997 to June 1998, Mr. Wassong was Vice President, and previously Associate, at Lauder Gaspar Ventures, LLC, a media, entertainment and telecommunications-focused venture capital fund.

                              CORPORATE GOVERNANCE

          The Board of Directors reviewed the independence of each of the Company's directors in February 2006 on the basis of the standards adopted by Nasdaq. In this review, the Board of Directors considered transactions and relationships between the Company, on the one hand, and each director, members of his or her immediate family, and other entities with which he or she is affiliated, on the other hand. The purpose of this review was to determine which of such transactions or relationships were inconsistent with a determination that the director is independent under the Nasdaq rules. As a result of this review, the Board of Directors affirmatively determined that Messrs. Kane, Erdos, McCann and Miller and Ms. Jackson are each "independent directors" within the meaning of the Nasdaq rules. Although five of the eight directors are independent, the two Preferred Designees (who are not independent) are each entitled to seven votes on any matter that comes before the Board of Directors, and, accordingly, these directors control 14 of the 20 possible votes on the Board of Directors. It is unclear whether this voting structure provides the Company with a majority of independent directors within the meaning of the Nasdaq rules. However, because a majority of the voting power of the Company's capital stock is owned by affiliates of Soros Private Equity ("Soros"), the Board of Directors has determined that it is appropriate for the Company to rely upon the "Controlled Company" exemption provided by Nasdaq rules. Accordingly, Nasdaq rules do not require that a majority of the Company's Board of Directors be independent, and, similarly, do not require that all of the members of the Nominating Committee (as defined below) be independent.

          During the fiscal year ended December 31, 2005, the Board of Directors met, or acted by unanimous written consent, on 7 occasions. Each of the directors attended 75% or more of the aggregate number of meetings of the Board of Directors and committee(s) on which he or she served during the 2005 fiscal year. The Company does not have a policy with regard to the attendance by directors at the Company's annual meeting of stockholders. Mr. Kane and Ms.Payner-Gregor attended last year's annual meeting of stockholders.

          So long as at least 60% of the shares of Series A Preferred Stock issued and outstanding as of August 26, 1999 remain issued and outstanding, the Series A Preferred Designee is entitled to seven votes on any matter to come before the Board of Directors. So long as 60% of the Series B Preferred Stock issued and outstanding as of February 5, 2001 remains issued and outstanding, the Series B Preferred Designee is entitled to seven votes on any matter to come before the Board of Directors. As of the date of this Proxy Statement, such minimum amounts of Series A Preferred Stock and Series B Preferred Stock remain issued and outstanding and, therefore, the Preferred

Designees are entitled to cast 14 out of 20 votes to be cast by Board of Directors on any matter to come before the Board of Directors.

          The Board of Directors has established an Audit Committee ("Audit Committee") in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee is comprised of Barry Erdos, Alan Kane, Chris McCann and Martin Miller. Mr. Erdos acts as Chairman of the Audit Committee. The Audit Committee is responsible for the appointment of the Company's outside accountants, examining the results of audits, reviewing internal accounting controls and reviewing related party transactions. The duties of the Audit Committee are fully set forth in the charter adopted by that committee, a copy of which is attached as Annex A to this Proxy Statement. The Board of Directors has determined that Mr. Erdos is an "audit committee financial expert" within the meaning of the Securities and Exchange Commission's rules and that each member of the Audit Committee is "independent," as that term is used in Item 7(d)(3)(iv) of Schedule 14A promulgated under the Exchange Act. During the fiscal year ended December 31, 2005, the Audit Committee, met, or acted by unanimous written consent, on 4 occasions. The information contained in this paragraph (other than the first sentence hereof) shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, and shall not otherwise be deemed filed under such Acts.

          The Board of Directors also has established an Option Plan/Compensation Committee ("Option Plan/Compensation Committee") consisting of Neal Moszkowski and Martin Miller. The Option Plan/Compensation Committee administers the Plan, as well as the Company's 1997, 2000 and 2005 Stock Option Plans, establishes the compensation levels for executive officers and key personnel and oversees the Company's bonus plans. During the fiscal year ended December 31, 2005, the Option Plan/Compensation Committee, met, or acted by unanimous written consent, on 14 occasions.

          The Board of Directors also established a Nominating and Governance Committee ("Nominating Committee"), consisting of Alan Kane and David Wassong. Mr. Kane is an independent director under Nasdaq rules. While Mr. Wassong is not an independent director under Nasdaq rules, he is permitted to sit on the Nominating Committee pursuant to the "Controlled Company" exemption discussed above. The purposes of the Nominating Committee are to assist the Board of Directors by identifying individuals qualified to become directors, and setting criteria for, and evaluating, candidates for director nominees, and to recommend to the Board of Directors the director nominees for election at the annual meetings of stockholders or for appointments to fill vacancies; recommend to the Board of Directors nominees for each committee of the Board of Directors; advise the Board of Directors about appropriate composition of the Board and its committees; advise the Board of Directors about and recommend to the Board of Directors appropriate corporate governance practices and to assist the Board of Directors in implementing those practices; lead the Board of Directors in its annual review of the performance of the Board of Directors and its committees; and perform such other functions as the Board of Directors may assign to it from time to time. The duties of the Nominating Committee are fully set forth in the charter adopted by that committee, a copy of which was included as an annex to the proxy statement for the Company's 2004 annual Meeting. The Nominating Committee acted once by unanimous written consent during 2005, although it also met on a less formal basis a number of times throughout the year.

          The Nominating Committee will consider many factors when evaluating candidates for the nomination to the Board of Directors, with the goal of fostering a Board of Directors comprised of directors with a variety of experience and backgrounds. Important factors that will be considered as part of the Nominating Committee's evaluation include (without limitation) diversity, skill, specialized expertise, experience, business acumen, understanding of strategy and policy-setting. Depending upon the Company's then-current needs, certain factors may be weighed more or less heavily. In considering candidates for the Board of Directors, the Nominating Committee will consider the entirety of each candidate's credentials and does not have any specific minimum qualifications that must be met. However, the Nominating Committee does believe that all members of the Board of Directors should have the highest character and integrity and sufficient time to devote to Company matters.

          The Nominating Committee will consider persons recommended by stockholders as candidates for nomination as a director. Recommendations should be submitted to the Secretary of the Company. Each recommendation should include a personal biography of the suggested candidate, an indication of the background or experience that qualifies such person for consideration, and a statement that such person has agreed to serve if nominated and elected. Stockholders who wish to nominate a person for election to the Board of Directors themselves, rather than recommending a candidate to the Nominating Committee for potential nomination by the Board of Directors, must comply with applicable law.

          Communication by stockholders may be made to any or all of the members of the Board of Directors by writing directly to them c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018.

          The Company has adopted a Code of Ethics applicable to all directors, officers and employees, which meets the requirements of a "code of ethics" as defined in Item 406 of Regulation S-K, and maintains procedures for the confidential, anonymous submission by employees of complaints regarding the Company's accounting, internal accounting controls, auditing matters and other issues. A copy of the Company's code of ethics is available on the Company's Web site at www.bluefly.com. Any amendment to or waiver of a provision of the code of ethics that applies to the Company's principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions and relates to elements of the code specified in the rules of the Securities and Exchange Commission will be posted on the Web site.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

          The Audit Committee met and held discussions with management and PricewaterhouseCoopers LLP ("PwC"). The Audit Committee reviewed and discussed the audited consolidated financial statements for fiscal 2005 with management and has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

          The Company's independent public accountants also provided to the Audit Committee certain written communications and the letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee also discussed with the independent public accountants their independence from the Company.

          Based on the Audit Committee's review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for fiscal 2005 be included in the Company's Annual Report on Form 10-K for fiscal 2005 filed with the Securities and Exchange Commission.

                                             AUDIT COMMITTEE

                                             BARRY ERDOS
                                             ALAN KANE
                                             CHRISTOPHER G. MCCANN
                                             MARTIN MILLER

                                 SHARE OWNERSHIP

COMMON STOCK

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of the Record Date, for (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each of the Company's directors, (iii) the Company's Chief Executive Officer, its Chief Financial and Operating Officer and its two other executive officers who received total compensation from the Company in excess of $100,000 in the year 2005 (the "Named Executive Officers") and (iv) all directors and executive officers as a group.

                                                                  NUMBER OF SHARES
NAME(1)                                                          BENEFICIALLY OWNED       PERCENTAGE(2)
--------------------------------------------------------------   ------------------       -------------
Patrick C. Barry                                                          1,890,181(3)         8.1%
Barry Erdos                                                                  32,500(4)           *
Ann Jackson                                                                      --              *
Alan Kane                                                                    52,500(5)           *
Martin Keane                                                                417,915(6)         1.9%
Bradford Matson                                                             102,928(7)           *
Martin Miller                                                                45,000(8)(9)        *
Neal Moszkowski(10)                                                          32,500(11)          *
Christopher G. McCann                                                        25,000(12)          *
Melissa Payner-Gregor                                                     1,599,849(13)        6.9%
David Wassong(14)                                                            25,000(15)          *
SFM Domestic Investments LLC                                              1,509,486(16)        6.6%
Quantum Industrial Partners LDC                                          46,127,113(17)       74.1%
George Soros                                                             47,636,602(18)       74.9%
All directors and executive officers as a group(11 persons)               4,223,373(19)       16.5%

----------
*Less than 1%.

     (1) Except as otherwise indicated, the address of each of the individuals listed is c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018.
     (2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.
     (3) Includes 1,885,181 shares of Common Stock issuable upon exercise of options granted under the Company's 1997, 2000 and 2005 Stock Option Plan (collectively the "Plans").
     (4) Includes 32,500 shares of Common Stock issuable upon exercise of options granted under the Plans.
     (5) Includes 52,500 shares of Common Stock issuable upon exercise of options granted under the Plans.
     (6) Includes 417,915 shares of Common Stock issuable upon exercise of options granted under the Plans.
     (7) Includes 102,928 shares of Common Stock issuable upon exercise of options granted under the Plans.
     (8) Includes 3,000 shares of Common Stock held by Madge Miller, the wife of Martin Miller, as to which Mr. Miller disclaims beneficial ownership.
     (9) Includes 42,000 shares of Common Stock issuable upon exercise of options granted under the Plans.
     (10) Mr. Moszkowski's address is c/o, TowerBrook Capital Partners, L.P., 430 Park Avenue New York, New York, 10022. Mr. Moszkowski is the designee of the holders of the Series A Preferred Stock. Mr. Moszkowski disclaims beneficial ownership of the shares of Common Stock beneficially owned by George Soros, SFMDI and QIP (as defined in notes (16) and (17) below) and none of such shares are included in the table above as being beneficially owned by

          George Soros, SFMDI and QIP (as defined in notes (16) and (17) below) and none of such shares are included in the table above as being beneficially owned by him.
     (11) Includes 32,500 shares of Common Stock issuable upon exercise of options granted under the Plans. Certain of the options are held for the benefit of QIP.
     (12) Includes 25,000 shares of Common Stock issuable upon exercise of options granted under the Plans.
     (13) Includes 1,599,849 shares of Common Stock issuable upon exercise of options granted under the Plan.
     (14) Mr. Wassong's address is c/o Soros Fund Management LLC, 888 Seventh Avenue, 33rd floor, New York, New York 10106. Mr. Wassong is the designee of the holders of the Series B Preferred Stock. Mr. Wassong disclaims beneficial ownership of the shares of Common Stock beneficially owned by George Soros, SFMDI and QIP (as defined in notes
          (16) and (17) below) and none of such shares are included in the table above as being beneficially owned by him.
     (15) Includes 25,000 shares of Common Stock issuable upon exercise of options granted under the Plans. Certain of the options are held for the benefit of QIP.
     (16) Represents: 124,700 shares of Common Stock issuable upon conversion of 14,590 shares of Series A Preferred Stock; 866,942 shares of Common Stock issuable upon conversion of 281,571 shares of Series B Preferred Stock; 41,710 shares of Common Stock issuable upon conversion of 31.7 shares of Series C Preferred Stock; 201,091 shares of Common Stock issuable upon conversion of 152.829 shares of Series D Preferred Stock; 41,710 shares of Common Stock issuable upon conversion of 31.7 shares of Series E Preferred Stock; 41,121 shares of Common Stock issuable upon conversion of 95.4 shares of Series F Preferred Stock; 172,995 shares of Common Stock; 19,220 shares of Common Stock issuable upon exercise of warrants (collectively, the "SFMDI Shares") held in the name of SFM Domestic Investments LLC ("SFMDI"). SFMDI is a Delaware limited liability company. As sole managing member of SFMDI, George Soros ("Mr. Soros") may also be deemed the beneficial owner of the SFMDI Shares. The principal address of SFMDI is at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.
     (17) Represents: 3,806,923 shares of Common Stock issuable upon conversion of 445,410 shares Series A Preferred Stock; 26,503,095 shares of Common Stock issuable upon conversion of 8,607,843 shares of Series B Preferred Stock; 1,274,078 shares of Common Stock issuable upon conversion of 968.3 shares of Series C Preferred Stock; 6,142,450 shares of Common Stock issuable upon conversion of 4,668.262 shares of Series D Preferred Stock; 1,274,078 shares of Common Stock issuable upon conversion of 968.3 shares of Series E Preferred Stock; 1,251,983 shares of Common Stock issuable upon conversion of 2,904.6 shares of Series F Preferred Stock; 5,287,082 shares of Common Stock; 587,424 shares of Common Stock issuable upon exercise of warrants (collectively, the "QIP Shares") held in the name of Quantum Industrial Partners LDC ("QIP"). QIP is an exempted limited duration company formed under the laws of the Cayman Islands with its principal address at Kaya Flamboyan 9, Willemstad, Curacao, Netherlands Antilles. QIH Management Investor, L.P. ("QIHMI"), an investment advisory firm organized as a Delaware limited partnership, is a minority shareholder of, and is vested with investment discretion with respect to portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management LLC, a Delaware limited liability company ("QIH Management"). Soros Fund Management LLC, a Delaware limited liability company ("SFM"), is the sole managing member of QIH Management Mr. Soros, as Chairman of SFM, may be deemed to have shared voting power and sole investment power with respect to the QIP Shares. Accordingly, each of QIP, QIHMI, QIH Management, SFM and Mr. Soros may be deemed to be the beneficial owners of the QIP Shares. Each has their principal office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.
     (18) See (16) and (17) above.
     (19) Includes 4,215,373 shares of Common Stock issuable upon exercise of options issued under the Plans.

SERIES A PREFERRED STOCK

The following table sets forth certain information with respect to the beneficial ownership of the Series A Preferred Stock of the Company as of the Record Date, for (i) each person who is known by the Company to own beneficially more than 5% of the Series A Preferred Stock of the Company, (ii) each of the Company's directors, (iii) the Named Executive Officers, and (iv) all directors and executive officers as a group.

                                         NUMBER OF
                                          SHARES
                                       BENEFICIALLY
NAME (1)                                   OWNED          PERCENTAGE (2)
------------------------------------  ---------------     ---------------
Patrick C. Barry                                    -                   -
Barry Erdos                                         -                   -
Ann Jackson                                         -                   -
Alan Kane                                           -                   -
Martin Keane                                        -                   -
Bradford Matson                                     -                   -
Martin Miller                                       -                   -
Neal Moszkowski(3)                                  -                   -
Christopher G. McCann                               -                   -
Melissa Payner-Gregor                               -                   -
David Wassong(3)                                    -                   -
Quantum Industrial Partners LDC               445,410(4)             96.8%
George Soros                                  460,000(5)            100.0%
All directors and executive officers
 as a group (11 persons)                            -                   -

----------
*Less than 1%.

(1) Except as otherwise indicated, the address of each of the individuals listed is c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018.
(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.
(3) Mr. Moszkowski's address is c/o TowerBrook Capital Partners, L.P., 430 Park Avenue New York, New York 10022 and Mr. Wassong's address is c/o Soros Fund Management LLC, 888 Seventh Avenue, 33rd Floor, New York, New York 10106. Messrs. Moszkowski and Wassong are the designees of the holders of the Series A and B Preferred Stock. Messrs. Moszkowski and Wassong disclaim beneficial ownership of the Series A Preferred Stock beneficially owned by George Soros and QIP and none of such shares are included in the table above as being beneficially owned by them.
(4) Represents the shares of Series A Preferred Stock held in the name of QIP (the "QIP A Shares"). QIP is an exempted limited duration company formed under the laws of the Cayman Islands, with its principal address at Kaya Flamboyan 9, Willemstad, Curacao, Netherlands Antilles. QIHMI, an investment advisory firm organized as a Delaware limited partnership, is a minority shareholder of, and is vested with investment discretion with respect to portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management. SFM is the sole managing member of QIH Management. Mr. Soros, as Chairman of SFM, may be deemed to have shared voting power and sole investment power with respect to the QIP A Shares. Accordingly, each of QIHMI, QIH Management, SFM and Mr. Soros may be deemed to be beneficial owners of the QIP Shares. Each has their principal office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.
(5) Represents both (i) 14,590 shares of Series A Preferred Stock held in the name of SFMDI (the "SFMDI A Shares") and (ii) the QIP A Shares referenced in Note 4 above. As sole managing member of SFMDI, Mr. Soros also may be deemed the beneficial owner of the SFMDI A Shares. The principal office of SFMDI is at 888 Seventh Avenue, 33rd Floor, New York, New York 10106.

SERIES B PREFERRED STOCK

The following table sets forth certain information with respect to the beneficial ownership of the Series B Preferred Stock of the Company as of the Record Date, for (i) each person who is known by the Company to own beneficially more than 5% of the Series B Preferred Stock of the Company, (ii) each of the Company's directors, (iii) the Named Executive Officers, and (iv) all directors and executive officers as a group.

                                         NUMBER OF
                                          SHARES
                                       BENEFICIALLY
NAME (1)                                   OWNED          PERCENTAGE (2)
------------------------------------  ---------------     ---------------
Patrick C. Barry                                    -                   -
Barry Erdos                                         -                   -
Ann Jackson                                         -                   -
Alan Kane                                           -                   -
Martin Keane                                        -                   -
Bradford Matson                                     -                   -
Martin Miller                                       -                   -
Neal Moszkowski(3)                                  -                   -
Christopher G. McCann                               -                   -
Melissa Payner-Gregor                               -                   -
David Wassong(3)                                    -                   -
Quantum Industrial Partners LDC             8,607,843(4)             96.8%
George Soros                                8,889,414(5)            100.0%
All directors and executive officers
 as a group (11 persons)                            -                   -

----------
*Less than 1%.

(1) Except as otherwise indicated, the address of each of the individuals listed is c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018.
(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.
(3) Mr. Moszkowski's address is c/o TowerBrook Capital Partners, L.P., 430 Park Avenue New York, New York 10022 and Mr. Wassong's address is c/o Soros Fund Management LLC, 888 Seventh Avenue, 33rd Floor, New York, New York 10106. Messrs. Moszkowski and Wassong are the designees of the holders of the Series A and B Preferred Stock. Messrs. Moszkowski and Wassong disclaim beneficial ownership of the shares of Series B Preferred Stock beneficially owned by George Soros and QIP and none of such shares are included in the table above as being beneficially owned by them.
(4) Represents the shares of Series B Preferred Stock held in the name of QIP (the "QIP B Shares").QIP is an exempted limited duration company formed under the laws of the Cayman Islands, with its principal address at Kaya Flamboyan 9, Willemstad, Curacao, Netherlands Antilles. QIHMI, an investment advisory firm organized as a Delaware limited partnership, is a minority shareholder of, and is vested with investment discretion with respect to portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management. SFM is the sole managing member of QIH Management. Mr. Soros, as Chairman of SFM, may be deemed to have shared voting power and sole investment power with respect to the QIP B Shares. Accordingly, each of QIHMI, QIH Management, SFM and Mr. Soros may be deemed to be beneficial owners of the QIP Shares. Each has their principal office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.
(5) Represents both (i) 281,571 shares of Series B Preferred Stock held in the name of SFMDI (the "SFMDI B Shares") and (ii) the QIP B Shares referenced in Note 4 above. As managing member of SFMDI, Mr. Soros also may be deemed the beneficial owner of the SFMDI Shares. The principal office of SFMDI is at 888 Seventh Avenue, 33rd Floor, New York, New York 10106.

SERIES C PREFERRED STOCK

The following table sets forth certain information with respect to the beneficial ownership of the Series C Preferred Stock of the Company as of the Record Date, for (i) each person who is known by the Company to own beneficially more than 5% of the Series C Preferred Stock of the Company, (ii) each of the Company's directors, (iii) the Named Executives, and (iv) all directors and executive officers as a group.

                                         NUMBER OF
                                          SHARES
                                       BENEFICIALLY
NAME (1)                                   OWNED          PERCENTAGE (2)
------------------------------------  ---------------     ---------------
Patrick C. Barry                                    -                   -
Barry Erdos                                         -                   -
Ann Jackson                                         -                   -
Alan Kane                                           -                   -
Martin Keane                                        -                   -
Bradford Matson                                     -                   -
Martin Miller                                       -                   -
Neal Moszkowski(3)                                  -                   -
Christopher G. McCann                               -                   -
Melissa Payner-Gregor                               -                   -
David Wassong(3)                                    -                   -
Quantum Industrial Partners LDC                 968.3(4)             96.8%
George Soros                                  1,000.0(5)            100.0%
All directors and executive officers
 as a group (11 persons)                            -                   -

----------
*Less than 1%.

(1) Except as otherwise indicated, the address of each of the individuals listed is c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018.
(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.
(3) Mr. Moszkowski's address is c/o TowerBrook Capital Partners, L.P., 430 Park Avenue New York, New York 10022 and Mr. Wassong's address is c/o Soros Fund Management LLC, 888 Seventh Avenue, 33rd Floor, New York, New York 10106. Messrs. Moszkowski and Wassong are the designees of the holders of the Series A and B Preferred Stock. Messrs. Moszkowski and Wassong disclaim beneficial ownership of the shares of Series C Preferred Stock beneficially owned by George Soros and QIP and none of such shares are included in the table above as being beneficially owned by them.
(4) Represents the shares of Series C Preferred Stock held in the name of QIP (the "QIP C Shares").QIP is an exempted limited duration company formed under the laws of the Cayman Islands, with its principal address at Kaya Flamboyan 9, Willemstad, Curacao, Netherlands Antilles. QIHMI, an investment advisory firm organized as a Delaware limited partnership, is a minority shareholder of, and is vested with investment discretion with respect to portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management. SFM is the sole managing member of QIH Management. Mr. Soros, as Chairman of SFM, may be deemed to have shared voting power and sole investment power with respect to the QIP C Shares. Accordingly, each of QIHMI, QIH Management, SFM and Mr. Soros may be deemed to be beneficial owners of the QIP Shares. Each has their principal office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.
(5) Represents both (i) 31.7 shares of Series C Preferred Stock held in the name of SFMDI (the "SFMDI C Shares") and (ii) the QIP C Shares referenced in Note 4 above. As managing member of SFMDI, Mr. Soros also may be deemed the beneficial owner of the SFMDI C Shares. The principal office of SFMDI is at 888 Seventh Avenue, 33rd Floor, New York, New York 10106.

SERIES D PREFERRED STOCK

The following table sets forth certain information with respect to the beneficial ownership of the Series D Preferred Stock of the Company as of the Record Date, for (i) each person who is known by the Company to own beneficially more than 5% of the Series D Preferred Stock of the Company, (ii) each of the Company's directors, (iii) the Named Executives, and (iv) all directors and executive officers as a group.

                                         NUMBER OF
                                          SHARES
                                       BENEFICIALLY
NAME (1)                                   OWNED          PERCENTAGE (2)
------------------------------------  ---------------     ---------------
Patrick C. Barry                                    -                   -
Barry Erdos                                         -                   -
Ann Jackson                                         -                   -
Alan Kane                                           -                   -
Martin Keane                                        -                   -
Bradford Matson                                     -                   -
Martin Miller                                       -                   -
Neal Moszkowski(3)                                  -                   -
Christopher G. McCann                               -                   -
Melissa Payner-Gregor                               -                   -
David Wassong(3)                                    -                   -
Portside Growth and Opportunity Fund(4)        330.78                 6.1%
Quantum Industrial Partners LDC              4,668.26(5)             86.7%
George Soros                                 4,821.09(6)             89.5%
All directors and executive officers
 as a group (11 persons)                            -                   -

----------
*Less than 1%.

(1) Except as otherwise indicated, the address of each of the individuals listed is c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018.
(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.
(3) Mr. Moszkowski's address is c/o TowerBrook Capital Partners, L.P., 430 Park Avenue New York, New York 10022 and Mr. Wassong's address is c/o Soros Fund Management LLC, 888 Seventh Avenue, 33rd Floor, New York, New York 10106. Messrs. Moszkowski and Wassong are the designees of the holders of the Series A and B Preferred Stock. Messrs. Moszkowski and Wassong disclaim beneficial ownership of the shares of Series D Preferred Stock beneficially owned by George Soros and QIP and none of such shares are included in the table above as being beneficially owned by them.
(4) Ramius Capital Group, LLC ("Ramius Capital") is the investment advisor of Portside Growth and Opportunity Fund ("Portside") and consequently has voting and investment power over securities held by Portside. Ramius Capital disclaims beneficial ownership of the shares held by Portside. Peter A. Cohen, Morgan B. Stark, Thomas W. Strauss and Jeffrey M. Solomon are the sole managing members of C4S & Co., LLC, the sole managing member of Ramius Capital. As a result, Messrs. Cohen, Stark, Strauss and Solomon may be considered beneficial owners of any shares deemed to be beneficially owned by Ramius Capital. Messrs. Cohen, Stark, Strauss and Solomon disclaim beneficial ownership of these shares. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.
(5) Represents the shares of Series D Preferred Stock held in the name of QIP (the "QIP D Shares").QIP is an exempted limited duration company formed under the laws of the Cayman Islands, with its principal address at Kaya Flamboyan 9, Willemstad, Curacao, Netherlands Antilles. QIHMI, an investment advisory firm organized as a Delaware limited partnership, is a minority shareholder of, and is vested with investment discretion with respect to portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management. SFM is the sole managing member of QIH Management. Mr. Soros, as Chairman of SFM, may be deemed to have shared voting power and sole investment power with respect to the QIP D Shares. Accordingly, each of QIHMI, QIH Management, SFM and Mr. Soros may be deemed to be beneficial owners of the QIP Shares. Each has their principal office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission. (6) Represents both (i)
     152.829 shares of Series D Preferred Stock held in the name of SFMDI (the "SFMDI D Shares") and (ii) the QIP D Shares referenced in Note 4 above. As managing member of SFMDI, Mr. Soros also may be deemed the beneficial owner of the SFMDI D Shares. The principal office of SFMDI is at 888 Seventh Avenue, 33rd Floor, New York, New York 10106.

SERIES E PREFERRED STOCK

The following table sets forth certain information with respect to the beneficial ownership of the Series D Preferred Stock of the Company as of the Record Date, for (i) each person who is known by the Company to own beneficially more than 5% of the Series D Preferred Stock of the Company, (ii) each of the Company's directors, (iii) the Named Executives, and (iv) all directors and executive officers as a group.

                                         NUMBER OF
                                          SHARES
                                       BENEFICIALLY
NAME (1)                                   OWNED          PERCENTAGE (2)
------------------------------------  ---------------     ---------------
Patrick C. Barry                                    -                   -
Barry Erdos                                         -                   -
Ann Jackson                                         -                   -
Alan Kane                                           -                   -
Martin Keane                                        -                   -
Bradford Matson                                     -                   -
Martin Miller                                       -                   -
Neal Moszkowski(3)                                  -                   -
Christopher G. McCann                               -                   -
Melissa Payner-Gregor                               -                   -
David Wassong(3)                                    -                   -
Quantum Industrial Partners LDC                 968.3(4)             96.8%
George Soros                                    1,000(5)            100.0%
All directors and executive officers
 as a group (11  persons)                           -                   -

----------
*Less than 1%.

(1) Except as otherwise indicated, the address of each of the individuals listed is c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018.
(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.
(3) Mr. Moszkowski's address is c/o TowerBrook Capital Partners L.P., 430 Park Avenue New York, New York 10022 and Mr. Wassong's address is c/o Soros Fund Management LLC, 888 Seventh Avenue, 33rd Floor, New York, New York 10106. Messrs. Moszkowski and Wassong are the designees of the holders of the Series A and B Preferred Stock. Messrs. Moszkowski and Wassong disclaim beneficial ownership of the shares of Series E Preferred Stock beneficially owned by George Soros and QIP and none of such shares are included in the table above as being beneficially owned by them.
(4) Represents the shares of Series E Preferred Stock held in the name of QIP (the "QIP E Shares").QIP is an exempted limited duration company formed under the laws of the Cayman Islands, with its principal address at Kaya Flamboyan 9, Willemstad, Curacao, Netherlands Antilles. QIHMI, an investment advisory firm organized as a Delaware limited partnership, is a minority shareholder of, and is vested with investment discretion with respect to portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management. SFM is the sole managing member of QIH Management. Mr. Soros, as Chairman of SFM, may be deemed to have shared voting power and sole investment power with respect to the QIP E Shares. Accordingly, each of QIHMI, QIH Management, SFM and Mr. Soros may be deemed to be beneficial owners of the QIP Shares. Each has their principal office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.
(5) Represents both (i) 31.7 shares of Series E Preferred Stock held in the name of SFMDI (the "SFMDI E Shares") and (ii) the QIP E Shares referenced in Note 4 above. As managing member of SFMDI, Mr. Soros also may be deemed the beneficial owner of the SFMDI E Shares. The principal office of SFMDI is at 888 Seventh Avenue, 33rd Floor, New York, New York 10106.

SERIES F PREFERRED STOCK

The following table sets forth certain information with respect to the beneficial ownership of the Series F Preferred Stock of the Company as of the Record Date, for (i) each person who is known by the Company to own beneficially more than 5% of the Series F Preferred Stock of the Company, (ii) each of the Company's directors, (iii) the Named Executives, and (iv) all directors and executive officers as a group.

                                         NUMBER OF
                                          SHARES
                                       BENEFICIALLY
NAME (1)                                   OWNED          PERCENTAGE (2)
------------------------------------  ---------------     ---------------
Patrick C. Barry                                    -                   -
Barry Erdos                                         -                   -
Ann Jackson                                         -                   -
Alan Kane                                           -                   -
Martin Keane                                        -                   -
Bradford Matson                                     -                   -
Martin Miller                                       -                   -
Neal Moszkowski(3)                                  -                   -
Christopher G. McCann                               -                   -
Melissa Payner-Gregor                               -                   -
David Wassong(3)                                    -                   -
Crescent International Ltd. (4)                 285.7                 5.3%
Portside Growth and Opportunity Fund (5)        571.4                10.6%
Quantum Industrial Partners LDC               2,904.6(6)             75.3%
George Soros                                    3,000(7)            77.78%
All directors and executive officers
 as a group (11 persons)                            -                   -

----------
*Less than 1%.

(1) Except as otherwise indicated, the address of each of the individuals listed is c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018.
(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.
(3) Mr. Moszkowski's address is c/o TowerBrook Capital Partners L.P., 430 Park Avenue New York, New York 10022 and Mr. Wassong's address is c/o Soros Fund Management LLC, 888 Seventh Avenue, 33rd Floor, New York, New York 10106. Messrs. Moszkowski and Wassong are the designees of the holders of the Series A and B Preferred Stock. Messrs. Moszkowski and Wassong disclaim beneficial ownership of the shares of Series F Preferred Stock beneficially owned by George Soros and QIP and none of such shares are included in the table above as being beneficially owned by them.
(4) Mel Craw and Maxi Brezzi, in their capacity as managers of GreenLight Switzerland SA, the investment advisor to Crescent International Ltd., have voting and investment power over the shares owned by Crescent International Ltd. Messrs. Craw and Brezzi disclaim beneficial ownership of such shares. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.
(5) Ramius Capital Group, LLC ("Ramius Capital") is the investment advisor of Portside Growth and Opportunity Fund ("Portside") and consequently has voting and investment power over securities held by Portside. Ramius Capital disclaims beneficial ownership of the shares held by Portside. Peter A. Cohen, Morgan B. Stark, Thomas W. Strauss and Jeffrey M. Solomon are the sole managing members of C4S & Co., LLC, the sole managing member of Ramius Capital. As a result, Messrs. Cohen, Stark, Strauss and Solomon may be considered beneficial owners of any shares deemed to be beneficially owned by Ramius Capital. Messrs. Cohen, Stark, Strauss and Solomon disclaim beneficial ownership of these shares. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.
(6) Represents the shares of Series F Preferred Stock held in the name of QIP (the "QIP E Shares").QIP is an exempted limited duration company formed under the laws of the Cayman Islands, with its principal address at Kaya Flamboyan 9, Willemstad, Curacao, Netherlands Antilles. QIHMI, an investment advisory firm organized as a Delaware limited partnership, is a minority shareholder of, and is vested with investment discretion with respect to portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management. SFM is the sole managing member of QIH Management. Mr. Soros, as Chairman of SFM, may be deemed to have shared voting power and sole investment power with respect to the QIP F Shares. Accordingly, each of QIHMI, QIH Management, SFM and Mr. Soros may be deemed to be beneficial owners of the QIP Shares. Each has their principal office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.
(7) Represents both (i) 95.4 shares of Series F Preferred Stock held in the name of SFMDI (the "SFMDI F Shares") and (ii) the QIP F Shares referenced in Note 4 above. As managing member of SFMDI, Mr. Soros also may be deemed the beneficial owner of the SFMDI F Shares. The principal office of SFMDI is at 888 Seventh Avenue, 33rd Floor, New York, New York 10106.

                        EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the names, ages and all positions and offices with the Company held by the Company's present executive officers.

Name                         Age        Positions and Offices Presently Held
-------------------------  --------  -------------------------------------------
Melissa Payner-Gregor         47     Chief Executive Officer and President

Patrick C. Barry              43     Chief Financial Officer and Chief Operating
                                     Officer

Bradford Matson               48     Chief Marketing Officer

Martin Keane                  41     Senior Vice President of E-Commerce

          Following is information with respect to the Company's executive officers who are not also directors of the Company:

Patrick C. Barry served as an Executive Vice President of the Company from July 1998 to September 2000 and has been the Company's Chief Financial Officer since August 1998. In September 2000, Mr. Barry assumed the role of Chief Operating Officer and has served the Company in that capacity since such time. From June 1996 to July 1998, Mr. Barry served as the Chief Financial Officer and the Vice President of Operations of Audible, Inc., an Internet commerce and content provider. From March 1995 to June 1996, Mr. Barry was the Chief Financial Officer of Warner Music Enterprises, a direct marketing subsidiary of Time Warner, Inc. From July 1993 to March 1995, Mr. Barry served as Controller of Book-of-the-Month Club, a direct marketing subsidiary of Time Warner, Inc.

Bradford Matson has served as the Company's Chief Marketing Officer since September 2005. Mr. Matson, was a marketing executive at Spiegel Catalog from 1981 to 2003, where he held various senior level positions, including Senior Vice President of Advertising and Brand Communications from 2001 to 2003, Vice President of Advertising from 2000 to 2001 and Vice President of Advertising and Marketing for Portfolio SBUs from 1997 to 1999. From 2004 to 2005, Mr. Matson served as Director of Marketing and Communications for the Steppenwolf Theatre Co.

Martin Keane served as the Company's Vice President of Product Development and E-Commerce from January 1999 through September 2004 when he assumed the role of Senior Vice President of E-Commerce. From 1997 to 1999, Mr. Keane was the Design Director for Music Boulevard, an E-Commerce site owned by N2K, Inc. From 1990 to 1997, Mr. Keane served as Regional Manager for APCO Graphics, an architectural graphics company.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Objective and Philosophy. The Option Plan/Compensation Committee works closely with management to design an executive compensation program to assist the Company in attracting and retaining outstanding executives and senior management personnel. The design and implementation of such program continually evolves as the Company grows, but is based primarily on two elements: (i) providing compensation opportunities that are competitive with competing companies of similar size; and (ii) linking executives' compensation with the Company's financial performance by rewarding the achievement of short-term and long-term objectives of the Company.

     Compensation Program Components. Currently, the three principal components of the Company's executive compensation program are: (i) annual base salary,
(ii) short-term incentive compensation in the form of performance bonuses payable in cash each year, and (iii) long-term incentive compensation in the form of stock options. These programs are structured in accordance with the Option Plan/Compensation Committee's objectives and philosophy.

          Base Salary. Base salary levels for the Company's executives are designed to be reflective of competitive conditions in the marketplace for executives of comparable talent and experience and are based on responsibility and performance. Base salaries for executives are generally recommended by executive management for the review and approval of the Option Plan/Compensation Committee and the Board of Directors (subject to applicable employment agreements).

          Short-Term Incentive Compensation. The short-term incentive compensation component consists of performance bonuses. The amount of any bonus is determined, in part, based on individual and corporate goals that are set annually and, in some instances, every six months. Bonuses paid to each executive are based in part on measuring which of these goals have been realized (subject to applicable employment agreements).

          Long-Term Incentive Compensation. The long-term incentive compensation component consists of stock option plans under which executives may be granted stock options exercisable to purchase shares of Common Stock. The exercise price of stock options represents the fair market value of the Common Stock on the date of grant, which is the average of the closing bid and ask price of the Common Stock on the Nasdaq SmallCap Market for the business day preceding the date of grant. Generally, the stock options become exercisable in equal monthly increments over three or four years (often subject to a six month "cliff" provision) and expire ten years from the date of grant. The deferred vesting provisions of the stock options are designed to reward long-term contributions and create an incentive for executives to remain with the Company. The Option Plan/Compensation Committee believes that granting stock options creates an incentive to promote the long-term interests of the Company and aligns the economic benefit to be derived therefrom by the Company's executives with those of the Company's outside shareholders. Stock options are granted by the Option Plan/Compensation Committee to key employees based on management's recommendation, and levels of participation in the plan generally vary based on the employee's position with the Company. In 2005, the Board of Directors adopted the 2005 Stock Incentive Plan, which authorizes the grant of stock options, restricted stock and other forms of equity compensation. The Option Plan/Compensation Committee may determine to grant restricted stock rather than options in certain circumstances in the future.

          CEO Compensation. Ms. Payner-Gregor's employment agreement provides for an annual base salary of $450,000, subject to increase by the Board of Directors, and an annual bonus to be determined by the Board of Directors. In March 2005, Ms. Payner-Gregor's annual base salary was raised to $500,000. Her annual bonus for each fiscal year during her agreement cannot be less than 3% of the Company's net income for such fiscal year (or $100,000, if greater), and is subject to a cap equal to 200% of her base salary. Subject to the provisions of her employment agreement, her compensation is determined annually by the Option Plan/Compensation Committee based on her compensation in prior years and the compensation of CEO's of similarly sized companies in the internet retailing industry. The Option Plan/Compensation Committee and Ms. Payner-Gregor are currently negotiating an extension of her employment agreement.

          Base Salary. During fiscal 2005, Ms. Payner-Gregor received an annual base salary of $500,000.

          Short-term Incentive Compensation. Ms. Payner-Gregor received a performance bonus of $100,000 for fiscal 2005, which was awarded and paid in 2006.

          Long-term Incentive Compensation. During fiscal 2005, Ms. Payner-Gregor was granted 450,000 options to purchase Common Stock.

          Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction for compensation over $1.0 million paid to a Company's chief executive officer and certain other highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The long-term incentive compensation plan adopted by the Company has been structured to comply with the requirements under Code Section 162(m) regarding qualifying performance-based compensation to provide for the deductibility of compensation payable thereunder. The Option Plan/Compensation Committee does not expect that the total cash and non-cash compensation under plans not qualifying for Code Section 162 (m) received by any executive of the Company in fiscal 2006 will exceed $1.0 million.

                                             OPTION PLAN/COMPENSATION COMMITTEE

                                             NEAL MOSZKOWSKI
                                             MARTIN MILLER

          The foregoing report of the Option Plan/Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under such Acts.

                             EXECUTIVE COMPENSATION

          The following table sets forth information concerning the compensation paid by the Company during the fiscal years ended December 31, 2005, 2004 and 2003 to the Company's Named Executive Officers who received total compensation from the Company in excess of $100,000.

                                                                                              LONG TERM
                                                                                             COMPENSATION
                                                        ANNUAL COMPENSATION                  ------------
                                         -------------------------------------------------    SECURITIES
                                                                              OTHER ANNUAL    UNDERLYING
NAME AND PRINCIPAL POSITION              YEAR     SALARY         BONUS        COMPENSATION      OPTIONS
--------------------------------------   ----   ---------      ---------      ------------   ------------
Melissa Payner-Gregor                    2005   $ 488,462      $ 100,000(4)   $        655        450,000(1)
Chief Executive Officer and              2004   $ 466,960      $ 295,000(3)   $        655        700,000(2)
  President                              2003   $ 112,500             --      $         --      1,200,000(1)

Patrick C. Barry                         2005   $ 300,000      $  50,000(4)   $        590        300,000(1)
Chief Financial Officer and Chief        2004   $ 260,429      $ 170,000      $        590        300,000(1)
  Operating Officer                      2003   $ 225,000             --      $        590             --

Bradford Matson                          2005     100,962(5)   $  20,000(4)   $         --        500,000(1)
Chief Marketing Officer

Martin Keane                             2005   $ 182,500      $  25,000(4)   $         --         70,000(1)
Senior Vice President of E-              2004   $ 171,538      $  25,000      $         --             --
  Commerce                               2003   $ 152,308      $  20,000      $         --             --

(1) Options granted at an exercise price equal to 100% of the fair market value on the date of grant.
(2) Options granted at an exercise price equal to 100% of the fair market value on the date of grant, except for 100,000 options that, pursuant to Ms. Payner-Gregor's employment agreement, were granted at an exercise price of $1.56 (the fair market value of the Common Stock on the date of Ms. Payner-Gregor's employment agreement). The fair market value of the Common Stock on the date of grant of such options was $2.49 per share.
(3) Includes $75,000 paid to Ms. Payner-Gregor in connection with her relocation to New York in accordance with her employment agreement.
(4)  Earned in 2005, but will be paid in 2006.
(5) Mr. Matson commenced employment as the Company's Chief Marketing Officer on September 19, 2005.

EMPLOYMENT AGREEMENTS

We currently have employment agreements with Ms. Payner-Gregor, Mr. Barry, Mr. Matson and Mr. Keane. Each such employment agreement provides for a base salary, subject to increase by the Compensation Committee, and an annual bonus to be determined by the Compensation Committee. Currently, their annual salaries are $500,000, $300,000, $350,000 and $190,000, respectively. Ms. Payner-Gregor's annual bonus for each fiscal year during her agreement cannot be less than 3% of the Company's net income for such fiscal year, subject to a cap equal to 200% of her base salary. Her bonus is subject to a minimum floor of $100,000. Mr. Matson is entitled to receive a minimum bonus of $50,000 for the year ended
December 31, 2006.

The employment agreements for Ms. Payner-Gregor, Mr. Barry, Mr. Matson and
Mr. Keane terminate on March 1, 2007, June 30, 2006, September 19, 2008 and March 1, 2008, respectively. The employment agreements with Ms. Payner-Gregor and Mr. Barry include provisions pursuant to which the agreement is automatically renewed for successive one year terms unless one party provides notice to the other of such party's desire not to renew such agreement at least 90 days prior to the end of the then-current term of such agreement.

Each of these employment agreements obligates the Company to make severance payments equal to up to six months' salary in connection with a termination by the Company of such Named Executive Officer's employment, other than for cause, and also provides for the immediate vesting of any stock options held by them under such circumstances. Ms. Payner-Gregor's and Mr. Barry's employment agreements also provide for the immediate vesting of any stock options held by such Named Executive Officer upon the occurrence of certain events classified as a "Change In Control". In addition, Ms. Payner-Gregor's and Mr. Barry's employment agreements provide that upon the occurrence of certain events classified as a "Change of Control" in which cash, securities or other consideration is paid or payable, or otherwise to be distributed directly to the Company's stockholders, each such Named Executive shall receive a bonus equal to a percentage of the proceeds received by the Company's stockholders.

An extension of each of the employment agreements of Ms. Payner-Gregor and Mr. Barry is currently being negotiated.

OPTION GRANTS IN LAST FISCAL YEAR

The following table contains information concerning the grant of stock options to the Named Executives Officers during the fiscal year ended December 31, 2005:

                                          INDIVIDUAL GRANTS
                         ----------------------------------------------------
                                       % OF TOTAL
                                         OPTIONS                                POTENTIAL REALIZABLE VALUE
                          NUMBER OF     GRANTED TO                              AT ASSUMED ANNUAL RATES OF
                         SECURITIES     EMPLOYEES      EXERCISE                  STOCK PRICE APPRECIATION
                         UNDERLYING         IN            OR                          FOR OPTION TERM
                           OPTIONS     FISCAL YEAR       BASE      EXPIRATION   --------------------------
NAME                     GRANTED (#)       (%)        PRICE ($)      DATE           5%             10%
---------------------    -----------   -----------    ---------   -----------   ----------    ------------
Melissa Payner-Gregor        200,000         10.46%   $    1.26       3/23/15   $  158,481    $    401,623

                             250,000         13.07%   $    1.20      12/27/15   $  188,668    $    478,123

Patrick C. Barry             100,000          5.23%   $    1.26       3/23/15   $   79,241    $    200,812
                             200,000         10.46%   $    1.20      12/27/15   $  150,935    $    382,498

Bradford Matson              400,000         20.92%   $    1.69       9/19/15   $  425,133    $  1,077,370
                             100,000          5.23%   $    1.20      12/27/15   $   75,467    $    191,249

Martin Keane                  50,000          2.61%   $    1.26       3/23/15   $   39,620    $    100,406
                              20,000          1.05%   $    1.54       9/30/15   $   19,370    $     49,087

The Company does not currently grant stock appreciation rights.

OPTION HOLDINGS

The following table sets forth information with respect to the Named Executive Officers concerning the number and value of unexercised options held at December 31, 2005.

                                                                                         VALUE OF UNEXERCISED
                                                        SECURITIES UNDERLYING               IN-THE-MONEY
                                                        UNEXERCISED OPTIONS AT       OPTIONS AT DECEMBER 31, 2005
                          SHARES          VALUE          DECEMBER 31, 2005 (#)                 ($)(1)
                        ACQUIRED ON      REALIZED     ----------------------------   ----------------------------
NAME                     EXERCISE #         $         EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
---------------------   ------------   ------------   ------------   -------------   ------------   -------------
Melissa Payner-Gregor             --             --      1,280,247       1,069,753             --              --
Patrick C. Barry                  --             --      1,805,322         439,590   $    210,000              --
Bradford Matson                   --             --             --         500,000             --              --
Martin Keane                      --             --        410,622          59,378   $     63,000              --

(1) Represents the value of unexercised, in-the-money stock options at December 30, 2005, using the $1.12 closing price of the Common Stock on that date.

DIRECTORS' COMPENSATION

          The Company's independent, outside non-employee directors are paid a cash stipend of $1,500 for each board or committee meeting attended in person (and, in the case of the Audit Committee Chairman, $2,000 per audit committee meeting) and are reimbursed for expenses incurred on behalf of the Company. In addition, each such director is paid an annual retainer of $10,000 at the first regularly scheduled Board meeting of each fiscal year. The maximum aggregate stipend and retainer paid to any such director in a year is $16,000 (or, in the case of the Audit Committee Chairman, $18,000).

          Each non-employee director receives an option to purchase 15,000 shares of Common Stock (25,000 shares in the case of the Chairman of the Board and 20,000 shares in the case of the Chairman of the Audit Committee) at the time of the first regularly scheduled Board meeting after such director is appointed to the Board of Directors and an annual grant of an option to purchase 10,000 shares of Common Stock (20,000 shares in the case of the Chairman of the Board and 12,500 shares in the case of the Chairman of the Audit Committee) at the first regularly scheduled Board meeting of each fiscal year (even if such director is receiving an option in connection with his or her appointment at such meeting).

STOCK PERFORMANCE GRAPH

          The following is a comparison of the cumulative total stockholder return of Common Stock with the cumulative total return of the NASDAQ National Stock Market Index and the CRSP Total Return Industry for Retail Trade Stocks for the period from December 31, 2000 though December 31, 2005. Cumulative total return values were calculated assuming an investment of $100 on December 31, 2000 and reinvestment of dividends.

                                 BLUEFLY, INC.,
                      COMPARISON OF CUMULATIVE TOTAL RETURN
                                DECEMBER 31, 2005

                        [PERFORMANCE GRAPH APPEARS HEAR]

                                                NASDAQ           NASDAQ
MEASUREMENT DATE            BLUEFLY, INC.    MARKET INDEX     RETAIL INDEX
------------------------   --------------   --------------   --------------
December 31, 2000                   100.0            100.0            100.0
December 31, 2001                   337.8             79.3            138.2
December 31, 2002                   291.6             54.8            117.4
December 31, 2003                   720.0             82.0            163.5
December 31, 2004                   412.4             89.2            207.4
December 31, 2005                   199.1             91.1            209.4

          This comparison shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing of the Company pursuant to the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this comparison by reference therein. This comparison shall not be deemed soliciting material or otherwise deemed filed under either such act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EXTENSION OF MATURITY DATES OF NOTES

          In February 2006, the Company extended the maturity dates on the Convertible Promissory Notes issued to affiliates of Soros Private Equity Partners that collectively own a majority of the Voting Stock ("Soros") in July and October 2003. The maturity dates of the Notes, which were originally due in January and April 2004, respectively, were each extended for one year, from May 1, 2006 to May 1, 2007.

TRANSACTIONS WITH SOROS RELATING TO THE CREDIT FACILITY

          In July 2005, the Company entered into a new three year revolving credit facility with Wells Fargo Retail Finance, LLC ("Wells Fargo"). Pursuant to the Credit Facility, Wells Fargo provides the Company with a revolving loan and issues letters of credit in favor of suppliers or factors. The Credit Facility is secured by a lien on all of the Company's assets, as well as a $2,000,000 letter of credit issued by Soros in favor of Wells Fargo (the "Soros LC"). Availability under the Credit Facility is determined by a formula that takes into account the amount of the Company's inventory and accounts receivable, as well as the Soros LC.

          Subject to certain conditions, if the Company defaults on any of its obligations under the Credit Facility, Wells Fargo has the right to draw upon the Soros LC to satisfy any such obligations. If Wells Fargo draws on the Soros LC, pursuant to the terms of a reimbursement agreement between the Company and Soros, the Company would have the obligation to, among other things, reimburse Soros for any amounts drawn under the Soros LC plus interest accrued thereon. In addition, the Company is required to pay Soros Fund Management LLC an annual fee in connection with the issuance and maintenance of the Soros LC in an amount equal to the fee that the Company would be required to pay in order to have a similar letter of credit issued under the Credit Facility. For the year beginning on the date of the closing of the Credit Facility this formula requires an annual fee of $55,000. The Company is also required to reimburse Soros for any costs and expenses associated with the issuance and maintenance of the Soros LC. In connection with the Soros LC, the Company granted the Soros Fund a subordinated lien on substantially all of its assets, including its cash balances, in order to secure its reimbursement obligations. If the Company defaults under the loan facility, Wells Fargo and/or the Soros Fund would be entitled, among other things, to foreclose on the Company's assets in order to satisfy its obligations under the loan facility.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who beneficially own more than ten percent of the Company's Common Stock (collectively, the "Reporting Persons") to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Reporting Persons are required to furnish the Company with copies of all such reports. During 2005, Martin Keane, our Senior Vice President of E-Commerce, was late in filing a Form 4 relating to a stock option grant, but did file the required form. To the Company's knowledge, based solely on a review of copies of such reports furnished to us, the Company believes that during the 2005 fiscal year all Reporting Persons complied with all applicable Section 16(a) reporting requirements except as noted above.

                                  PROPOSAL TWO.

                        APPROVAL OF THE CHARTER AMENDMENT

          The Company's Certificate of Incorporation presently authorizes the issuance by the Company of up to 117,000,000 shares of stock, consisting of 92,000,000 shares of Common Stock and 25,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"). As of the Record Date there were shares of Common Stock issued and outstanding, and an additional shares of Common Stock reserved for issuance upon conversion of shares of Preferred Stock or upon the exercise of outstanding warrants or options issued under the Company's stock option plans leaving a balance of shares of Common Stock authorized and available for issuance. Furthermore, the Company's stock option plans provide for the issuance of options to purchase up to an additional shares of Common Stock. In addition, although the Company's certificate of incorporation permits the Company to pay dividends on its preferred stock in either cash or common stock, there are not currently enough authorized shares of Common Stock to pay all accrued dividends in Common Stock, after giving effect to the reservations for Common Stock described above. Accordingly, if the Charter Amendment is not approved, we could be required to pay a significant amount of such dividends in cash, and there can be no assurance that such cash would be available.

          Because of the limited number of shares of Common Stock available to be issued, the Board of Directors has unanimously approved, and voted to recommend that the stockholders approve, the Charter Amendment pursuant to which the number of shares of Common Stock which the Company would be authorized to issue would be increased from 92,000,000 to 152,000,000 shares. If the Charter Amendment is approved by the stockholders at the annual meeting, the Company intends to file an amendment to its certificate of incorporation (substantially in the form attached hereto as Annex B) with the Secretary of State of the State of Delaware as soon as reasonably practicable and it will become effective upon filing.

          The additional shares of Common Stock, when issued, would have the same rights and privileges as the shares of Common Stock now issued. There are no pre-emptive rights relating to the Common Stock. Any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. The dilutive effect of such an issuance could discourage a change in control of the Company by making it more difficult or costly. The Company is not aware of anyone seeking to accumulate Common Stock or obtain control of the Company, and has no present intention to use the additional authorized shares to deter a change in control.

          Although the Company does not presently have any specific plans, intentions, agreements, understandings or arrangements regarding the issuance of the proposed additional shares of Common Stock, the Company is exploring various alternatives for the raising of additional equity capital. The Board of Directors believes that an increase in the authorized Common Stock would provide the Company with increased flexibility in the future to issue capital stock in connection with public or private offerings, stock dividends, financing transactions, employee benefit plans and other proper corporate purposes. Moreover, having such additional authorized shares of Common Stock available will give the Company the ability to issue stock without the expense and delay of a special meeting of stockholders, which delay might deprive the Company of the flexibility the Board of Directors views as important in facilitating the effective use of the Company's stock. Except as otherwise required by applicable law or stock exchange rules, authorized but unissued shares of Common Stock may be issued at such time, for such purpose and for such consideration as the Board of Directors may determine to be appropriate, without further authorization by stockholders.

          The Board of Directors recommends a vote FOR approval of the Charter Amendment.

                                 PROPOSAL THREE.

                  SERIES F ANTI-DILUTION ADJUSTMENT PROVISIONS

          On June 24, 2005, the Company issued 7,000 shares of newly-designated Series F Preferred Stock for an aggregate purchase price of $7,000,000. In connection with this financing, the Company designated 7,000 shares of Series F Preferred Stock. The Series F Preferred Stock bears a cumulative compounding dividend at a rate of 7% per annum, payable upon conversion in cash or Common Stock, at the Company's option. The Series F Preferred Stock ranks rank pari passu with the Company's outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, and Series E Preferred Stock, and senior to the Common Stock, with respect to the payment of distributions on liquidation, dissolution or winding up of the Company and with respect to the payment of dividends. All of the shares of Series F Preferred Stock vote with the Common Stock on an as-converted basis. The Company is entitled, subject to certain conditions, to redeem the shares of Series F Preferred Stock for cash at a price per share equal to the face value of such share plus any accrued and unpaid dividends. The holders of the Series F Preferred Stock have registration rights with respect to the Common Stock issuable upon conversion of the Series F Preferred Stock.

          Each share of Series F Preferred Stock is convertible into Common Stock at the rate of $2.32 in stated value per share of Common Stock, or approximately 431.05 shares of Common Stock. All issued and outstanding shares of Series F Preferred Stock are convertible into an aggregate of approximately 1,662,562 shares of Common Stock, or approximately 7.8% of the outstanding Common Stock. In addition to anti-dilution adjustments relating to Common Stock dividends, subdivisions, combinations and the like, the Series F Preferred Stock also contains anti-dilution provisions (the "Series F Anti-Dilution Adjustment Provisions") pursuant to which, subject to certain exceptions, in the event that the Company issues or sells Common Stock or new securities convertible into Common Stock in the future for less than $2.32 per share, but for $1.50 or more per share, the conversion price of the Series F Preferred Stock would be decreased on a weighted average basis, taking into account the number of new shares issued and the price at which such shares are issued. In the event that the Company issues or sells Common Stock or new securities convertible into Common Stock in the future for less than $1.50 per share, the conversion price of the Series F Preferred Stock would be decreased to the price at which such Common Stock or other new securities are sold. The Series F Anti-Dilution Adjustment Provisions are subject to the approval of the Company's stockholders. A copy of the Series F Anti-Dilution Adjustment Provisions is attached hereto as Annex C and is incorporated herein by reference. The description of the Series F Anti-Dilution Adjustment Provisions contained herein is qualified in its entirety by reference to such Annex C.

          As a Nasdaq Capital Market - listed issuer, the Company is subject to the requirement that it obtain stockholder approval for any issuance of securities convertible into Common Stock at a price less than the greater of book or market value which equals, or exceeds 20% of the Common Stock or voting power outstanding before such issuance. While the conversion price of the Series F Preferred Stock was based on the market value of the Common Stock as of the date of issuance, the Company understands that Nasdaq may take the position that the inclusion of the Series F Anti-Dilution Adjustment Provisions may bring the Series F Preferred Stock within the coverage of the Nasdaq stockholder approval rules. Accordingly, the Board of Directors has determined that it is advisable to submit the Series F Anti-Dilution Adjustment Provisions to the approval of the Company's stockholders and the Certificate of Designations relating to the Series F Preferred Stock includes a provision that precludes any such anti-dilution adjustment from taking place until such time as the Series F Anti-Dilution Adjustment Provisions are so approved. Stockholder approval under Nasdaq's rules requires the vote of a simple majority of the shares present at any meeting and entitled to vote. Therefore, Soros beneficially owns sufficient shares of Common Stock (even excluding its shares of Series F Preferred Stock, which is not entitled to vote on this matter) to determine the outcome of the vote with respect to the Series F Anti-Dilution Adjustment Provisions. In connection with the Series F Preferred Stock Financing the Soros Funds agreed to vote all of their shares of the Company's stock (which represent a majority of the votes) in favor of such approval.

          The Board of Directors recommends a vote FOR approval of the Series F Anti-Dilution Adjustment Provisions.

                         INDEPENDENT PUBLIC ACCOUNTANTS

          The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP ("PwC") as independent accountants for the fiscal year ending December 31, 2006. The Company's financial statements for the 2005 fiscal year were examined and reported upon by PwC.

          A representative of PwC will be present at the meeting, will be provided the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from stockholders.

AUDIT FEES

          The aggregate fees billed for professional services rendered by PwC for the audit of the Company's consolidated financial statements, including the reviews of the Company's condensed consolidated financial statements included in its quarterly reports on Form 10-Q, for fiscal 2005 and 2004 were approximately $175,400 and $148,500, respectively. In addition, the Company paid PwC approximately $25,000 in connection with professional services rendered to it in connection with the filing of its registration statements on Forms S-3 and S-8 in 2005. All of the foregoing services rendered by PwC were pre-approved by the Audit Committee.

AUDIT RELATED FEES

          Other than the fees described under the caption "Audit Fees" above, PwC did not bill any fees for services rendered to the Company during fiscal 2005 and 2004 for assurance and related services in connection with the audit or review of the Company consolidated financial statements.

TAX FEES

          PwC did not bill the Company for any professional services rendered to the Company during fiscal 2005 and 2004 for tax compliance, tax advice or tax planning.

OTHER FEES

          PwC did not bill the Company for any other professional services rendered during fiscal 2005 and 2004 other than those described under the caption "Audit Fees."

AUDIT COMMITTEE PRE-APPROVAL POLICIES

          The Company's policy is that, before PwC is engaged by the Company to render audit or non-audit services, the engagement is approved by the Audit Committee. The Audit Committee has delegated its Chairman, Barry Erdos, to approve non-audit services up to $15,000 on behalf of the Audit Committee.

                                 OTHER BUSINESS

          The Board of Directors currently knows of no other matters to be presented at the meeting. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                              STOCKHOLDER PROPOSALS

          The Company's bylaws provide that a stockholder who intends to present a proposal for stockholder vote at the Company's next annual meeting must give written notice to the Secretary of the Company not less than 90 days prior to the date that is one year from the date of this annual meeting. Accordingly, any such proposal must be received by the Company before February 17, 2007. The notice must contain specified information about the proposed business and the stockholder making the proposal. If a stockholder gives notice of a proposal after the deadline, the Company's proxy holders will have discretionary authority to vote on this proposal when and if raised at the next annual meeting. In addition, in order to include a stockholder proposal in the Company's proxy statement and form of proxy for the next annual meeting, such proposal must be received by the Company at its principal executive offices no later than the close of business on December 7, 2006 and must otherwise comply with the rules of the Commission for inclusion in the proxy materials.

                              COST OF SOLICITATION

          The cost of soliciting proxies in the accompanying form has been or will be borne by the Company. Directors, officers and employees of the Company may solicit proxies personally or by telephone or other means of communications. The Company has engaged D.F. King & Co., to solicit proxies. The anticipated cost to Bluefly is $8,000, plus expenses. Although there is no formal agreement to do so, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company may reimburse them for any attendant expenses.

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE.

                                             By Order of the Board of Directors,


                                             ALAN KANE
                                             Chairman of the Board

Dated: April __ 2006

                                     ANNEX A

                         CHARTER OF THE AUDIT COMMITTEE

                                     OF THE

                               BOARD OF DIRECTORS

                                       OF

                                  BLUEFLY, INC.

I.        AUDIT COMMITTEE PURPOSE

     The Audit Committee of the Board of Directors of Bluefly, Inc. (the "Company") is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o Monitor and review the processes pursuant to which the Company's financial statements are prepared and audited, the fairness of those financial statements and monitor and ensure the adequacy of the Company's systems of internal controls regarding finance, accounting, and legal compliance.

     o Appoint and monitor the independence and performance of the Company's independent auditors.

     o Provide an avenue of communication between the independent auditors, management and the Board of Directors.

     The Audit Committee has the authority to conduct or authorize investigations into any matter within the scope of its responsibilities, and it shall have direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other financial consultants or experts it deems necessary in the performance of its duties or to assist in the conduct of any investigation.

II.       AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the requirements of the National Association of Securities Dealers. The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise. Members of the Audit Committee may enhance their familiarity with finance and accounting by participating in educational programs.

     Audit Committee members shall be appointed by the Board of Directors. If an audit committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

     The Audit Committee will have regular meetings at least four times per year (which should coincide with, and precede, the Company's public announcement of its quarterly and annual results) or more frequently as circumstances dictate. The Audit Committee should meet privately and separately, on a regular basis, with management and with the independent auditors, to discuss any matters that the Audit Committee or each of these groups believes should be discussed

III.      AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

     Review Procedures

     1. Review and reassess the adequacy of this Charter at least annually. Submit this Charter to the Board of Directors for approval and have it published in a proxy or information statement at least every three years in accordance with the Securities and Exchange Commission regulations.

     2. Review the Company's annual audited financial statements and related footnotes prior to filing or distribution. The review should include separate discussions with management and with the independent auditors of significant issues and disagreements regarding accounting principles, practices and judgments, any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and the effect of using different accounting principles, practices and judgments.

     3. Review and discuss with management and with the independent auditors the Company's quarterly earnings releases and reports prior to public distribution.

     4. Review any reports or other documents filed with the Securities and Exchange Commission that include public financial disclosures prior to filing or distribution and discuss with management, if appropriate, whether the information contained in these documents is consistent with the information contained in the Company's financial statements.

     5. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and adequacy of controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses including the status of previous recommendations.

     6. Review written reports and significant findings prepared by the independent auditors, if any, and if appropriate, discuss the information contained in the reports with the independent auditors. Review management's responses, if any, to such reports and findings, including the status of previous recommendations.

     7. Receive copies of reports to management prepared by the independent auditors and management's responses to any such reports. Obtain confirmation from the independent auditors that the Company is in compliance with its financial reporting requirements.

     8. Review, annually, the procedures, structure, and qualifications of the Company's financial reporting personnel. Discuss with the independent auditors the performance of the financial reporting personnel and any recommendations the independent auditors may have.

     9. Review and approve the partners or managers of the independent auditors who were engaged on the Company's audit.

     10. To the extent that they have not been reviewed by the Compensation Committee of the Board of Directors or another committee of the Board of Directors composed of independent directors, review related party transactions and transactions involving conflicts of interest with officers and directors, whenever possible in advance of the creation of such transaction or conflict. Cause to be reviewed compensation, expenses, perquisites and related party transactions with officers and directors to verify that they are in accordance with corporate policies and with any agreements or arrangements approved by the Board of Directors.

     Independent Auditors

     11. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors, and the Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors. The Audit Committee shall review the independence and performance of the independent auditors and the experience and qualifications of the senior members of the independent auditor team. The Audit Committee shall annually appoint the independent auditors or approve any discharge of the independent auditors when circumstances warrant.

     12. Approve the audit fees and other significant compensation to be paid to the independent auditors.

     13. Approve, or delegate to a member of the Audit Committee the authority to approve the retention and related fees of the independent auditors for any significant non-audit services and consider whether the provision of these other services is compatible with maintaining the auditors' independence consistent with applicable standards.

     14. On an annual basis, the Audit Committee should receive from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company and representing to the Company the independent auditors' independence consistent with applicable standards. The Audit Committee should discuss with the independent auditors the disclosed relationships or services that may impact the objectivity and independence of the auditors, and take, or recommend that the Board of Directors take, appropriate action to ensure the independence of the auditors.

     15. Review the independent auditors' audit plan - discuss scope, staffing, reliance upon management and audit approach.

     16. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants: A Statement of Auditing Standards No. 61 including such matters as (i) the consistency of application of the Company's accounting policies; (ii) the completeness of information contained in the financial statements and related disclosures; (iii) the selection of new or changes to the Company's accounting policies; (iv) estimates, judgments and uncertainties; (v) unusual transactions and
          (vi) accounting policies relating to significant financial statements items, including the timing of transactions and the period in which they are recorded.

     17. Obtain and consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting; the discussion should include such issues as the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates the clarity of the Company's financial disclosures and other significant decisions made by management in preparing the financial disclosures.

     Legal Compliance

     18. On at least an annual basis, review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     Other Audit Committee Responsibilities

     19. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     20. Report Audit Committee actions to the Board of Directors on a regular basis including any recommendations the Audit Committee deems appropriate.

     21. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

     22. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     25. Review financial and accounting personnel succession planning within the Company.

                                     ANNEX B
                            CERTIFICATE OF AMENDMENT
                         TO CERTIFICATE OF INCORPORATION
                                OF BLUEFLY, INC.

           (Pursuant to Section 242 of the General Corporation Law of
                             the State of Delaware)

BLUEFLY, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies that:

          FIRST: The Board of Directors of Bluefly, Inc. (hereinafter called the "Corporation"), acting by unanimous written consent in lieu of a meeting pursuant to Section 141(f) of the General Corporation Law of the State of Delaware, duly adopted on _______, 2006 resolutions (a) setting forth a proposed amendment (the "Amendment") to the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") to increase the number of authorized shares of capital stock of the Corporation from 117,000,000 (of which 92,000,000 shares are designated as common stock, par value $0.01 per share (the "Common Stock") and 25,000,000 shares are designated as preferred stock, par value $0.01 per share (the "Preferred Stock")) to 177,000,000 (of which 152,000,000 shares shall be designated as Common Stock and 25,000,000 shares shall be designated as Preferred Stock), (b) declaring said amendment to be advisable and in the best interests of the Corporation, (c) directing that said amendment be considered at the next annual meeting of the stockholders and (d) authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor.

          SECOND: The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          THIRD: The Certificate of Incorporation is hereby amended by deleting
          Section 4.1 of the Certificate of Incorporation in its entirety and replacing it with the following:

               "4.1 The total number of shares of stock that the Corporation shall have authority to issue is: one hundred seventy-seven million (177,000,000) of which one hundred fifty-two million (152,000,000) shall be shares of Common Stock of the par value of $.01 ("Common Stock") and twenty-five million (25,000,000) shall be shares of Preferred Stock of the par value of $.01 each ("Preferred Stock")."

          FOURTH: Holders of at least a majority of the outstanding shares of Common Stock and Preferred Stock, acting at the Annual Meeting of Stockholders of the Corporation held on May 19, 2006, at which a quorum was present in accordance with the General Corporation Law of the State of Delaware, duly approved the amendment to the Certificate of Incorporation contained in the Third Paragraph herein.

          FIFTH: The capital of the Corporation shall not be reduced under or by reason of said amendment.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by the undersigned this 19th day of May, 2006.

                                        BLUEFLY, INC.

                                        By:
                                               ---------------------------------
                                        Name:  Melissa Payner-Gregor
                                        Title: Chief Executive Officer and
                                               President

                                     ANNEX C
             SERIES F PREFERRED ANTI-DILUTION ADJUSTMENT PROVISIONS
                                  CONTAINED IN
              SERIES F PREFERRED STOCK CERTIFICATE OF DESIGNATIONS

6.6 Additional Adjustment.

          (a) In case the Corporation shall (i) sell or issue shares of its Common Stock, (ii) issue rights, options or warrants to subscribe for or purchase shares of Common Stock or (iii) issue or sell other rights for the purchase of shares of Common Stock or securities convertible into or exchangeable into shares of Common Stock (any such shares, rights, options, warrants or other securities issued in the case of one or more of the events described in the immediately preceding clauses (i), (ii) and (iii) (excluding those issuances referred to in Section 6.6(c) hereof) hereinafter referred to, collectively, the "Securities"), at a price per share (the "New Issue Price") less than the Series F Conversion Price, then in each such case the Series F Conversion Price in effect immediately prior to the issuance of such Securities shall be adjusted so that it shall equal the price determined by multiplying the Series F Conversion Price in effect immediately prior to the issuance of such Securities by a fraction the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of the Securities plus the number of shares of Common Stock which the aggregate consideration received for the issuance of the Securities would purchase at the Series F Conversion Price in effect immediately prior to the issuance of such Securities, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of the Securities (after giving effect to the full exercise, conversion or exchange, as applicable, of such Securities). Notwithstanding the foregoing, in the event that the Corporation shall sell or issue any Securities at a New Issue Price less than $1.50, then, in each such case, the Series F Conversion Price in effect immediately prior to the issuance of such Securities shall be adjusted so that it shall equal the New Issue Price. The adjustment provided for in this Section 6.6(a) shall be made successively whenever any Securities are issued (provided, however, that no further adjustments in the Series F Conversion Price shall be made upon the subsequent exercise, conversion or exchange, as applicable of such Securities pursuant to the original terms of such Securities) and shall become effective immediately after such issuance. In determining whether any Securities entitle the holders of the Common Stock to subscribe for or purchase shares of Common Stock at less than the Series F Conversion Price, and in determining the New Issue Price of the shares of Common Stock so offered, there shall be taken into account any consideration received by the Corporation for such Securities, any consideration required to be paid upon the exercise, conversion or exchange, as applicable, of such Securities and the value of all such consideration (if other than cash) shall be determined in good faith by the Board of Directors of the Corporation. If any or all of such Securities are not so issued or expire or terminate without having been exercised, converted or exchanged, the Series F Conversion Price then in effect shall be appropriately readjusted to the Series F Conversion Price that would then be in effect had the adjustments made upon the issuance of such Securities been made upon the basis of only the number of shares of Common Stock delivered pursuant to Securities actually exercised, converted or exchanged. For purposes of this Section 6.6(a), the number of shares of Common Stock at any time outstanding shall not include shares held in treasury of the Corporation or by any subsidiary of the Corporation.

          (b) Notwithstanding anything herein to the contrary, Section 6.6(a) shall not be effective until such time as the Corporation's stockholders prove the provisions contained therein (the "Series F Anti-Dilution Adjustment Provisions") to the extent such approval ("Stockholder Approval") is required by the rules of the Nasdaq SmallCap Market or any other national securities exchange or quotation system upon which the Common Stock may be listed from time to time. To the extent that any Securities are, prior to the Corporation obtaining Stockholder Approval, issued at a New Issue Price that would, but for the foregoing sentence, result in an adjustment to the Series F Conversion
Price: (i) the Series F Conversion Price shall be deemed immediately so adjusted upon the Corporation obtaining Stockholder Approval; and (ii) to the extent that any Holder converts any shares of Series Convertible Preferred Stock between the time of the issuance of such Securities and the time that Stockholder Approval is obtained, such Holder shall be entitled to receive, immediately upon the Corporation obtaining Stockholder Approval, an additional number of shares of

Common Stock equal to the difference between the number of shares that such Holder would have received had the Series F Conversion Price been so adjusted as of the time of such conversion and the number of shares that such Holder actually received upon such conversion.

          (c) The provisions of Section 6.6(a) shall not apply at any time to:
(a) the issuance of any equity securities issued at or above then fair market value pursuant to the Corporation's employee option or stock incentive plans approved by the Board of Directors of the Corporation; (b) any equity securities issued at then fair market value as consideration for services of non-employee third parties provided to the Corporation; and (c) the issuance of any equity securities pursuant to the exercise or conversion of convertible or other derivative securities outstanding as of the date hereof (provided no amendments to the terms of such conversion or exercise are made after the date hereof).

[FRONT]
                                  BLUEFLY, INC.
                                      PROXY
                          Annual Meeting, May 19, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints MELISSA PAYNER-GREGOR AND PATRICK C. BARRY as Proxies, each with full power to appoint his substitute, and hereby authorizes them to appear and vote as designated on the reverse side, all shares of Voting Stock of Bluefly, Inc. held on record by the undersigned on April 5, 2006 at the Annual Meeting of Stockholders to be held on May 19, 2006, and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

                (Continued and to be signed on the reverse side.)

[X] Please mark your
votes as in this
example.

                         VOTE FOR
                   all nominees listed
                    at right except as     VOTE WITHHELD
                      marked to the          AUTHORITY
                      contrary below     from all nominees                                                    FOR  AGAINST  ABSTAIN
                           [ ]                  [ ]                                                           [ ]    [ ]      [ ]
1. ELECTION                                                 Nominees:           2. PROPOSAL TO APPROVE
   OF DIRECTORS                                               Alan Kane            CHARTER AMENDMENT
                   -------------------                        Melissa Payner-
   FOR, EXCEPT                                                 Gregor           3. PROPOSAL TO APPROVE        [ ]    [ ]      [ ]
   VOTE WITHHELD   -------------------                        Barry Erdos          SERIES F ANTI-DILUTION
   AS TO THE                                                  Ann Jackson          ADJUSTMENT PROVISIONS
   FOLLOWING       -------------------                        Chris McCann
   NOMINEES (IF                                               Martin Miller     4. IN THEIR DISCRETION, THE   [ ]    [ ]      [ ]
   ANY):           -------------------                                             NAMED PROXIES MAY VOTE
                                                                                   ON SUCH OTHER BUSINESS
                   -------------------                                             AS MAY PROPERLY COME
                                                                                   BEFORE THE ANNUAL
                   -------------------                                             MEETING, OR ANY            [ ]    [ ]      [ ]
                                                                                   ADJOURNMENTS OR
                                                                                   POSTPONEMENTS THEREOF.


                                                            The undersigned acknowledges receipt of the accompanying Proxy Statement dated April _, 2006.

                                                            SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING IN
                                                            ACCORDANCE WITH THE STOCKHOLDER'S SPECIFICATIONS ABOVE. THE PROXY
                                                            CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR
                                                            DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL
                                                            MEETING OF STOCKHOLDERS TO THE UNDERSIGNED.

________________________   _________________________   DATE ____________________
SIGNATURE OF STOCKHOLDER   SIGNATURE IF HELD JOINTLY

NOTE: Please mark, date, sign and return this Proxy promptly using the enclosed envelope. When shares are held by joint tenants, both should sign. If signing as an attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.

                                        2